Commitments and contingencies	12 Months Ended
Dec. 31, 2024
Commitments and Contingencies Disclosure [Abstract]
Commitments and contingencies	Commitments and contingencies
Commitments

The MFAs in place as of December 31, 2024 require the Company and its MF subsidiaries, among other obligations:

(i)to agree with McDonald’s Corporation on a restaurant opening plan and a reinvestment plan for each three-year period or such other commitment or period that McDonald’s may approve; and pay an initial franchise fee for each new restaurant opened;
(ii)to pay monthly royalties commencing at a rate of approximately 5% of gross sales of the restaurants, during the first 10 years. This percentage increased to 6% and 7% for the subsequent two five-year periods of the agreement. Nevertheless, at times, McDonald’s Corporation has supported Company’s investment plans by agreeing to provide an incentive (the “growth support”), which resulted or is expected to result in a lower royalty rate.
(iii)to commit to funding a specified Strategic Marketing Plan; that includes the expenditure of 5% of the Company’s gross sales on Advertising and Promotion activities.
(iv)to own (or lease) directly or indirectly, the fee simple interest in all real property on which any franchised restaurant is located; and
(v)to maintain a minimum fixed charge coverage ratio (as defined therein) at least equal to 1.50 as well as a maximum leverage ratio (as defined therein) of 4.25.

If the Company would not be in compliance with these commitments under the MFA, it could be in material breach. A breach of the MFA would give McDonald’s Corporation certain rights, including the ability to acquire all or portions of the business.

On January 10, 2022, the Company reached an agreement with McDonald’s Corporation on a new growth and investment plan for the next few years. To support its future growth, the Company planned to open at least 200 new restaurants and to modernize at least 400 restaurants, with capital expenditures of approximately $650 million from 2022 to 2024. In addition, McDonald’s Corporation agreed to provide growth support which resulted in an effective royalty rate of 5.6%, 6.0% and 6.2% of sales in 2022, 2023 and 2024, respectively.
For the year ended December 31, 2024, the Company was in compliance with the ratio requirements mentioned in point (v) above. The ratios for the periods mentioned, were as follows:

	Fixed Charge Coverage Ratio	Leverage Ratio
March 31, 2024	2.17	3.23
June 30, 2024	2.25	3.17
September 30, 2024	2.20	3.19
December 31, 2024	2.23	3.10

In addition, the Company, through its wholly-owned subsidiary ADBV, maintains standby letters of credit in favor of McDonald’s Corporation as collateral for the obligations assumed under the MFAs, for a total aggregate drawing amount of $80 million. These letters of credit can be drawn if certain events occur, including the failure to pay royalties. No amounts have been drawn at the date of issuance of these financial statements. The following table presents information related to the standby letters of credit:

Bank	Currency	Amount
Itaú	$	15,000
Banco Bilbao Vizcaya Argentaria, S.A.	$	45,000
J.P. Morgan	$	20,000

These letters of credit contain a limited number of customary affirmative and negative covenants, including a maximum indebtedness to EBITDA ratio, as follows:

Bank	Ratio	Required Maximum Ratio	As of December 31, 2024
Itaú	Net indebtedness to EBITDA (not including interest payable)	4.5	0.19
Banco Bilbao Vizcaya Argentaria, S.A.	Net indebtedness to EBITDA (including interest payable)	4.0	0.15
J.P. Morgan	Indebtedness to EBITDA	4.5	0.41

On October 25, 2024, ADBV signed a letter of credit with Banco Bilbao Vizcaya Argentaria, S.A. of $45 million. Additionally, on October 28, 2024, ADBV terminated the letter of credit with Credit Suisse of $45 million.

As of December 31, 2024 the Company was in compliance with all the ratios.
Provision for contingencies

The Company has certain contingent liabilities with respect to existing or potential claims, lawsuits and other proceedings, including those involving labor, tax and other matters. As of December 31, 2024 and 2023, the Company maintains a provision for contingencies, net of judicial deposits, amounting to $30,356 and $50,619, respectively, presented as follows: $1,199 and $1,447 as a current liability and $29,157 and $49,172 as a non-current liability, respectively.

The breakdown of the provision for contingencies is as follows:

Description	Balance at beginning of period	Accruals, net	Settlements	Reclassifications and increase of judicial deposits	Translation	Balance at end of period
Year ended December 31, 2024:
Tax contingencies in Brazil (i)	$40,583	$(10,994)	$(363)	$—	$(7,113)	$22,113
Labor contingencies in Brazil (ii)	12,674	14,475	(15,730)	—	(2,598)	8,821
Other (iii)	5,929	3,720	(2,979)	—	(907)	5,763
Subtotal	59,186	7,201	(19,072)	—	(10,618)	36,697
Judicial deposits (iv)	(8,567)	—	—	419	1,807	(6,341)
Provision for contingencies	$50,619	$7,201	$(19,072)	$419	$(8,811)	$30,356

Year ended December 31, 2023:
Tax contingencies in Brazil (i)	$28,505	$10,697	$(151)	$—	$1,532	$40,583
Labor contingencies in Brazil (ii)	14,095	14,231	(17,377)	556	1,169	12,674
Other (iii)	10,145	(668)	(4,494)	(3)	949	5,929
Subtotal	52,745	24,260	(22,022)	553	3,650	59,186
Judicial deposits (iv)	(7,906)	—	—	80	(741)	(8,567)
Provision for contingencies	$44,839	$24,260	$(22,022)	$633	$2,909	$50,619

Year ended December 31, 2022:
Tax contingencies in Brazil (i)	$16,642	$11,166	$(12)	$—	$709	$28,505
Labor contingencies in Brazil (ii)	13,270	12,426	(13,449)	1,094	754	14,095
Other (iii)	10,766	3,449	(2,763)	—	(1,307)	10,145
Subtotal	40,678	27,041	(16,224)	1,094	156	52,745
Judicial deposits (iv)	(6,592)	—	—	(953)	(361)	(7,906)
Provision for contingencies	$34,086	$27,041	$(16,224)	$141	$(205)	$44,839

(i)In 2024, 2023 and 2022, it includes mainly INSS (Instituto Nacional do Seguro Social) and CIDE (Contribuições de Intervenção no Domínio Econômico).
(ii)It primarily relates to dismissals in the normal course of business.
(iii)It relates to tax and labor contingencies in other countries and civil contingencies in all the countries.
(iv)It primarily relates to judicial deposits the Company was required to make in connection with the proceedings in Brazil.

As of December 31, 2024, there are certain matters related to the interpretation of tax (for income tax matters refer to note 16), customs, labor and civil laws for which there is a reasonable possibility that a loss may have been incurred in accordance with ASC 450-20-50-4 within a range of $429 million and $468 million. In accordance with ASC 450-20-50-6, unasserted claims or assessments that do not meet the conditions mentioned have not been included.
Pursuant to Section 9.3 of the Stock Purchase Agreement, McDonald’s Corporation indemnifies the Company for certain Brazilian claim. As of December 31, 2024 and 2023, the provision for contingencies includes $1,179 and $1,458, respectively related to this claim. As a result, the Company has recorded a non-current asset in respect of McDonald’s Corporation’s indemnity within “Miscellaneous” in the consolidated balance sheet.